UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2017
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.     Costs Associated with Exit or Disposal Activities.
Fuel Tech, Inc. (“Fuel Tech,” the “Company,” “we,” “us” and “our”) has initiated a series of corporate initiatives designed to re-prioritize resource allocation and further reduce the Company’s cost structure. As one of the corporate initiatives, effective June 28, 2017, Fuel Tech has suspended further development activity for its pre-revenue developmental Fuel Conversion business segment. Working with a third party consultant,  Fuel Tech also has reviewed its operating model and organizational design in order to improve the Company’s operational efficiency, better focus on the needs of the customers for the Company’s other business segments and right-size our cost structure to further support growth initiatives, enhance competitiveness and create long-term stockholder value.
On June 28, 2017, we informed our employees of operational efficiency and cost-reduction actions intended to accomplish the above described corporate initiatives. These actions include organizational design changes across layers of the Company and other right-sizing initiatives expected to result in reductions in force primarily in the Fuel Conversion business segment, as well as implementing processes for the review of other potential operational efficiency and cost-reduction initiatives.
The Company expects to substantially complete the organizational design change actions by the end of 2017.
The Company is currently unable to determine an estimate of the total amount (or range of amounts) that it expects to save or that it expects to incur in connection with the proposed actions, including with respect to each major type of cost associated therewith and the amount or range of amounts with respect thereto that are expected to result in future cash expenditures.

NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements contained herein include “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.
 Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.
Exhibit No.         Description
99.1             Press Release of Fuel Tech, Inc., dated July 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL TECH, INC.

Date: July 5, 2017	By:	/s/ Albert G. Grigonis
	Name:	Albert G. Grigonis
	Title	Senior Vice President, General Counsel and Secretary

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